                                                                  Exhibit 10.1


                               PURCHASE AGREEMENT
                                ALTIUM TECHNOLOGY



JULY 30, 1998

REMEC INC.
9404 CHESAPEAKE DRIVE
SAN DIEGO, CA. 92123

ATTN.:   MR. ERROL EKAIREB
         PRESIDENT AND CHIEF OPERATING OFFICER

         MR. JON OPALSKI
         PRESIDENT, REMEC WIRELESS


Gentlemen:

This memo serves to document the requirements and agreements between Digital Microwave Corporation (DMC) and REMEC Inc. (REMEC).

The parties hereby agree that upon execution of this Agreement, the following terms and conditions shall supersede any previously negotiated terms and conditions and shall take precedence over any other document during the period of this agreement. The parties also agree that this Agreement will apply only to the "Altium" Products as provided in the attached Exhibit D. This Agreement shall automatically be reviewed each year for the purpose of marketing and forecast analysis.

1. Upon REMEC's acceptance of this letter by signing and returning one copy to DMC, REMEC is directed to proceed at once to commence activities per the Statement of Work described in Exhibit A. DMC is requesting REMEC to assemble [*] ([*]) protected [*] GHz Beta units and manufacture full production [*] GHz Out-Door Units per technical documentation provided by DMC. In addition to the work related to the [*] GHz ODU assembly and associated sub-assemblies, this agreement also serves to cover design, development, and production of other frequency bands defined in Exhibit C. DMC recognizes that this effort will require STE (special test equipment) cost, as detailed in Exhibit A. STE is defined as application specific interface fixtures and software. The costs detailed in Exhibit A are for each frequency band and each module except where a module is a common subassembly for all bands. The STE costs will be amortized over the initial [*] units. DMC will retain title of all STE listed in Exhibit A. If additional STE is required for growth in volume REMEC will make the appropriate investment. DMC holds the right to purchase the additional STE. Additional bands will be funded by DMC per the schedule for each band as outlined in Exhibit C.

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2.    Beta unit delivery is critical to the overall Altium program. All material for the [*] GHz beta phase has been procured by DMC and provided to REMEC to build the [*] [*] GHz beta units. REMEC will assemble the beta units using the supplied material at a cost of $[*] each.

3. Per this agreement DMC is requesting REMEC to begin full design and development of the additional frequency bands as defined in Exhibit C. REMEC is to follow general architecture and topologies as established with the [*] GHz Altium product on all new product designs as well as design for performance documentation provided by DMC. REMEC will design and develop internal sub-assemblies (modules) and will incorporate a common electronic and mechanical interface to allow a second source to be qualified on all internal modules. If REMEC is unable or unwilling to provide the product in the volume required by DMC, REMEC with DMC support, will provide full documentation and license agreements for each product developed by REMEC to allow DMC to develop a build to print second source supplier. Second source suppliers shall be deemed non-competitors of REMEC to allow protection of REMEC proprietary technology to be used in product design. DMC is to provide all supporting documentation for the [*] and [*] GHz designs so that REMEC may implement cost reduction or yield improvements for each product as required.

4. REMEC shall be responsible for material procurement on all alpha and beta units beyond the [*] GHz group. DMC shall pay for any excess material in the event of a DMC requested design change on product implemented after the start of fabrication or assembly, which render the assemblies scrap including effected production material. Alpha and Beta ODU's shall be submitted to DMC per the schedule as outlined in Exhibit C. REMEC will provide a compliance matrix document within (60) sixty days of receiving DMC ODU functional requirement documents (PSD) for those products to be designed by REMEC. REMEC will conduct a design review meeting at the completion of the alpha phase. This meeting shall provide full performance data per the latest revision of the DMC ODU PSD for each alpha unit. If REMEC can not meet product yield, or forecasted costs with DMC provided designs or specifications, REMEC shall call for a meeting and present to DMC a plan and cost to achieve satisfactory yields and costs. If the REMEC plan is unacceptable to DMC REMEC reserves the right to cancel production of these products from the purchase order.

5. The termination liability schedule ( Exhibit E) applies to this contract. REMEC may not expend or commit a sum greater than that indicated by the established review points until approved by DMC.

6. REMEC shall be paid for performance of the work hereunder upon delivery of product as set forth in Exhibit A, attached hereto, DMC may terminate the Work for just cause on a ([*]) day written notice and REMEC shall immediately stop performance of the Work and not incur further charges. DMC shall make any payment due to REMEC for Work performed and material expenses REMEC incurred or committed to its vendors for completion of the Altium program up until the time of termination in an amount commensurate with the actual Work performed for a particular milestone. REMEC will initiate a product review meeting if the [*] GHz DMC design fails to meet standards for product yield, cost, or labor time values.


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

7. Digital Microwave Corporation will issue a fixed price purchase order in the amount of $[*] for approximately [*] ([*]) Out Door Units or approximately [*] transceiver units assuming a [*]/[*] mix of protected and unprotected product. Price per unit is given in Exhibit D. This product is expected to be delivered over a [*] year period. The [*] GHz beta units shall be delivered per the schedule in Exhibit C. Both parties acknowledge that such contract must be accepted by both DMC and REMEC. No such acceptance is implied by this letter of agreement. All sales are subject to the DMC terms and conditions as noted in Exhibit B. Any further changes by DMC to the design, specification, or test requirements which impact material cost or labor time standards shall initiate discussion to re-negotiate the unit price.

8. Standard Terms and Conditions of Purchase set forth is [*], any reference in said terms and Conditions of Purchase to adjustment in prices or delivery schedule shall be inapplicable and no changes to this letter shall be deemed to increase REMEC's authorization to expend funds and to make commitments hereunder unless expressly so stated in any such change.

9. The purchase order shall include the Terms and Conditions of Purchase set forth in Exhibit B, and the delivery schedule, prices and any additional provisions that the parties agree upon.

10. In the event of termination of this agreement, per paragraphs 4 or 6 above, DMC shall pay REMEC for all Work performed up to the date of notice of such termination on a time and material basis (including overhead and G&A at a reasonable and customary rate), REMEC shall submit all financial data required for DMC to verify charges. REMEC acknowledges that in no event shall DMC be responsible to REMEC for any payments in excess of the termination liability amounts set forth in Exhibit E. Upon such payment, REMEC shall turn over to DMC all Work performed by REMEC up to the date of termination. All Work prepared under this agreement shall be deemed a "work made for hire" under the United States copyright laws. In the event that, notwithstanding the foregoing, title to and ownership of the Work initially vests in REMEC, REMEC agrees to execute, at DMC's request, all documents that are necessary to transfer and assign all such title and ownership of the Work to DMC, except work that is not unique to Altium. REMEC ownership includes, but is not limited to: filters, modules and circuits REMEC developed either for Altium application or other applications, and associated process drawings which are not specified in DMC's PSD. REMEC is entitled to own all rights and such designs.

11. This Agreement is to be considered confidential. Neither party shall disclose either the existence, the terms or conditions, or the subject matter of this Agreement without the prior written consent of the other party.

12. Neither party shall use the other party's name in any publicity or use the other party's name in any notice to any third party without the prior written consent of the other party, such consent not to be unreasonably withheld.


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

13. Both parties warrant that Work to be performed under this agreement letter shall be performed in a professional manner by qualified personnel. DMC and REMEC agree that the full cooperation of both companies is necessary to enable the Work to meet its scheduled timetable.

14. Should market changes not support the conditions of this agreement DMC reserves the right to terminate this contract for convenience by written notification whereupon REMEC shall immediately stop all relevant work. In the event of termination for convenience DMC shall be financially responsible for materials covering the [*]-day purchase release for finished product, WIP for the [*] month release, [*] month product forecast and long lead material. DMC will also pay the difference in unit price for the lower volume sold based on a [*]% CRC per Exhibit D.



Please signify your concurrence with this agreement by signing in the space provided below and returning the signed original to me.

Regards,

/s/ Gary G. Lopes

Accepted this 30th day of July 1998

DIGITAL MICROWAVE CORPORATION                 REMEC INC.
------------------------------                --------------

By: /s/ Sam Smookler                             By: /s/ Errol Ekaireb
   -------------------------------                  ------------------------

Title: President and                             Title: President and
       Chief Operating Officer                          Chief Operating Officer
----------------------------------               -------------------------------

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

                                  EXHIBIT A
                             STATEMENT OF WORK


DMC and REMEC shall participate in a joint effort to design and develop the Altium ODU assembly for various frequency bands with the intention of REMEC being an ODU manufacturer. The top level ODU design, as well as several key modules (IF Module and Synthesizer Module) will be designed by DMC with REMEC's participation to ensure manufacturabilty to REMEC design/manufacturing standards. Other modules and frequency bands will be specified by DMC and wholly designed and developed by REMEC. After development of the [*] and [*] GHz product, REMEC will assume full responsibility for design and development of all applicable modules.


DESIGN PHASE

The following are key tasks and responsibilities of this statement of work for development of ODU's for [*], [*] and [*] GHz bands. [*] and [*] GHz development will be joint development efforts.

     [*]



ALPHA PHASE

DMC and REMEC shall participate in a joint effort to develop the design into prototype modules and ODU assemblies for various frequency bands. The major tasks and responsibilities are:

     [*]


ALPHA PHASE DELIVERABLES

[*] Alpha ODU units for each frequency band of development per the delivery schedule defined in Exhibit C. Each unit shall meet the electrical performance requirements per the frequency appropriate DMC supplied PSD.




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

BETA PHASE

DMC and REMEC shall participate in a joint effort to develop the prototype design into pre-production ODU assemblies for various frequency bands. The major tasks and responsibilities are:

     [*]

     Pricing is as defined in Exhibit D

BETA PHASE DELIVERABLES

     QTY   Type and description
     --------------------------
     [*]   [*]   [*] GHz ODU, Protected, built and tested per DMC PSD

     [*]   [*]   [*] GHz ODU, Protected, built and tested per DMC PSD

     [*]   [*]   [*] GHz ODU, Protected, built and tested per DMC PSD

     [*]   [*]   [*] GHz ODU, Protected, built and tested per DMC PSD

     [*]   [*]   [*] GHz ODU, Protected, built and tested per DMC PSD




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

PRODUCTION DELIVERABLES
-----------------------
Approximately [*] total complete and tested Out Door Units per DMC documentation and released production order. Product mix will be both protected and unprotected configurations in the [*], [*], [*], [*], or [*] GHz bands and set per purchase order releases. Initial volume build is expected to be for [*] GHz units. STE charges will be amortized over the initial quantity of [*] units as noted in Exhibit D.

PRODUCT FORECAST
----------------
It is agreed that DMC will provide REMEC, on a monthly basis, [*] ([*]) day firm purchase release, [*] ([*]) months Product forecasts and [*] ([*]) months rolling forecasts for long lead time items. This section, as appropriate, may be modified in an addendum to reflect specific Product requirements. STE COSTS The anticipated Total STE cost :


BAND                        COST
-----------------------------------
[*] GHz             $[*]
[*] GHz             $[*]
[*] GHz             $[*]
[*] GHz             $[*]
[*] GHz             $[*]
------------------------
TOTAL               $[*]


MATERIAL PROCUREMENT
--------------------
REMEC is authorized to purchase materials using standard purchasing practices including, but not limited to, acquisition of material recognizing Economic Order Quantities, ABC buy policy and long lead time component management in order to meet the Purchase Order requirements of DMC. DMC recognizes its financial responsibility and assumes liability for materials covering the [*]-day purchase release for finished product, WIP for the [*] month release, [*] month product forecast and long lead material. This production forecast shall supercede those requirements in Exhibit E. The [*] GHz long lead time item list (Exhibit F) will be reviewed quarterly. The long lead item list for [*] GHz will be added as it becomes available. DMC agrees to provide REMEC releases against the open purchase order with ODU configuration and frequency requirements a minimum of [*] ([*]) days in advance of Delivery (or as otherwise provided by an addendum) and shall become effective upon acceptance of the order by REMEC within [*] ([*]) days of receipt of said release.



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


                                  EXHIBIT  B:

TERMS AND CONDITIONS OF PURCHASE

Alpha, payment will be [*] per set price.
Beta, payment will be [*] per set price.
Production, payment will be [*] per set price.

1. INVOICES. Payment of invoices shall not constitute acceptance of the product and shall be subject to adjustment for errors, shortages, defects in the product or other failure of Seller to meet the requirements of the order. Buyer may at any time set off any amount owed by Buyer to Seller against any amount owed by Seller.

2. TAXES. Unless otherwise specified, the prices set forth in this order include all applicable federal, state, and local taxes. All such taxes shall be stated separately on Seller's invoice.

3.        OVERSHIPMENTS.  Buyer will pay only for maximum quantities ordered.
     Overshipments will be held at Seller's risk and expense for a reasonable time awaiting shipping instructions. Return shipping charges for excess quantities will be at Seller's expense.

4. PACKING AND SHIPPING. Unless otherwise specified, all products shall be packed, packaged, marked and otherwise prepared for shipment in a manner which is: (i) in accordance with good commercial practice, (ii) acceptable to common carriers for shipment at the lowest rate for the particular product and in accordance with all governmental regulations and (iii) adequate to insure safe arrival of the product at the named destination and for storage and protection against weather. An itemized packing sheet must accompany each shipment unless otherwise specified.

5. F.O.B. POINT. Unless otherwise specifically provided on the face of the purchase order, the product called for hereunder shall be delivered on Ex Works (Incoterms 1990) Sellers facility freight collect.

6. RESPONSIBILITY FOR SUPPLIES. Title passes to Buyer and Buyer assumes risk of loss upon delivery to the carrier at the Sellers facility.

7. WARRANTY. Seller warrants that all supplies delivered hereunder shall be free from defects in workmanship, material other than material furnished by Buyer, and manufacture; shall comply with the requirements of this contract, including any drawings or specifications incorporated herein or samples furnished by Seller; and, where design is Seller's responsibility, be free from defects in design. The foregoing warranties shall constitute conditions and are in lieu of all other warranties, whether expressed or implied, and shall survive delivery, inspection, acceptance and payment.
     If any products delivered hereunder do not meet the warranties specified herein or otherwise applicable, Buyer may at its election require the Seller to promptly correct, at no cost to Buyer, any defective or nonconforming products by repair or replacement, at Seller's facility for a period of [*] ([*]) months from delivery. The foregoing remedies shall be deemed to be exclusive,



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

     and in no event shall Seller be liable to Buyer for incidental or consequential damages. The provisions of this clause shall not limit or effect the rights of Buyer under the clause hereof entitled Inspection.

8. INSPECTION. All products purchased hereunder shall be subject to inspection and test by Buyer to the extent practicable at all times and places during and after the period of manufacture and in any event prior to final acceptance. In case any product is defective in material or workmanship, or otherwise not in conformity with the requirements of this order, Buyer shall have the right to reject it, and require its correction or replacement. Any product which has been rejected or required to be corrected shall be replaced or corrected by and at the expense of the Seller promptly after notice. If, after being requested by Buyer, the Seller fails to replace or correct any defective product within a reasonable time of the delivery schedule Buyer may with appropriate notice terminate this order for default in accordance with the clause herein entitled "Termination for Default". Notwithstanding any prior inspection or payment hereunder, all products shall also be subject to final inspection and acceptance at Buyer's plant within a reasonable time after delivery.

9.        CHANGES IN PROCESS OR METHOD OF MANUFACTURING.   Seller will notify
     buyer of any significant changes in the process or method of manufacture during the term of this purchase order that affect form, fit or function when such changes are implemented by seller, allowing buyer to evaluate them in a parallel process. Comments to such changes must be returned to seller within [*] working days. If buyer determines within [*] working days the proposed changes may have a significant impact to the performance required by DMC's specifications, Buyer may request for an additional [*] working days for further evaluation. Seller agrees that should the change prove to compromise performance, quality or reliability as defined in the specification, Seller will be financially responsible for product manufactured during this [*] day period.

10. CHANGES. The Buyer may at any time by written order, and without notice to sureties or assignees, suspend performance hereunder, increase or decrease the ordered quantity or make changes in the applicable drawings, designs or specification, the method of shipment or packing, and/or place of delivery. If any such change causes an increase or decrease in the cost of or the time required for performance of this order, an equitable adjustment shall be made in the order price or delivery schedule or both, and the order shall be modified in writing accordingly. However, nothing in this clause shall excuse Seller from proceeding with the order as changed or amended.

11. TERMINATION FOR DEFAULT. It is understood and agreed that time is of the essence under this order or any extension thereof effected by any change order. Buyer may by written notice terminate this order in whole or in part if the Seller fails (i) to make delivery of the product or to perform the service within a reasonable time of the time specified herein, or (ii) to replace or correct defective products in accordance with the provision of those clauses hereof entitled "Warranty" and "Inspection" or,
     (iii) to perform any of the provisions of this order or to so fail to make progress as to endanger performance in accordance with the terms hereof, including delivery schedules, or (iv) if Seller becomes insolvent, admits in writing its inability to pay its debts as they mature, files a voluntary petition to bankruptcy, makes an assignment for the benefit of creditors or if a petition under bankruptcy is filed against it.



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

12. PATENT INDEMNITY. Seller represents and warrants that (i) it has the right to disclose or use, without liability to others, all subject matter, including ideas, inventions, creations, works, processes, designs and methods that Seller will disclose or use in its performance of this order;
     (ii) the products, and Buyer's use thereof, do not and will not infringe any patent, copyright, trade secret, mask work right, or other proprietary right of others; and (iii) in connection with its performance under this order, Seller will not infringe any patent, copyright, trade secret, mask work right, or any other proprietary right of any third party. Seller will indemnify, hold harmless, and at Buyer's request defend Buyer from and against any loss, cost, liability or expense (including court costs and reasonable fees of attorneys and other professionals) arising out of or resulting from any breach or claimed breach of the above representations and warranties. In the event of any such claim, Buyer agrees (i) to notify Seller of the claim, (ii) if Buyer has not requested that Seller defend the claim, to permit Seller, at Seller's expense, to participate in the defense thereof with counsel of Seller's choosing, subject to Buyer's supervision and control, and (iii) if Buyer has requested that Seller defend the claim, to provide Seller with all needed information, assistance and authority necessary for Seller to do so. If the use by Buyer of any of the products purchased under this Agreement is enjoined, or in Buyer's opinion is likely to be enjoined, at Buyer's request and option, and without prejudice to Buyer's rights and remedies, Seller at its expense will procure from the person or persons claiming or likely to claim infringement, a license for Buyer and its customers to continue to use such products, or modify the allegedly infringing order to avoid the infringement, without materially impairing performance or compliance with Buyer's specifications or this order. Buyer represents and warrants that (i) it has the right to disclose or use, without liability to others, all subject matter, including ideas, inventions, creations, works, processes, designs and methods that Buyer will disclose or use in its performance of this order; (ii) the products, and Seller's use thereof, do not and will not infringe any patent, copyright, trade secret, mask work right, or other proprietary right of others; and (iii) in connection with its performance under this order, Buyer will not infringe any patent, copyright, trade secret, mask work right, or any other proprietary right of any third party. Buyer will indemnify, hold harmless, and at Seller's request defend Seller from and against any loss, cost, liability or expense (including court costs and reasonable fees of attorneys and other professionals) arising out of or resulting from any breach or claimed breach of the above representations and warranties. In the event of any such claim, Seller agrees (i) to notify buyer of the claim, (ii) if Seller has not requested that Buyer defend the claim, to permit Buyer , at Seller's expense, to participate in the defense thereof with counsel of Buyer's choosing, subject to Seller's supervision and control, and (iii) if Seller has requested that Buyer defend the claim, to provide Buyer with all needed information, assistance and authority necessary for Seller to do so.

13. COMPLIANCE WITH LAWS. The Seller warrants that no law, rule or ordinance of the United States, a State or any other governmental agency has been violated in the manufacture or sale of the products or in the performance of services covered by this order, and will defend and hold Buyer harmless from loss, cost or damage as a result of any such actual or alleged violation. Upon written request by Buyer, Seller agrees to execute and furnish a certification of compliance, which may be on Buyer's form and which shall certify compliance with any applicable Federal, State and or Local Laws or Regulations, including but not limited to FLSA, EEOC, and OSHA.

14. ASSIGNMENT AND SUBCONTRACTORS. No right or obligation under this purchase order including the right to receive monies due hereunder) shall be assigned by Seller, and Seller shall not enter into any substantial subcontracts without the prior written consent of Buyer. Any purported assignment without such consent shall be null and void and Buyer shall not be obligated to recognize any claim from Seller resulting from a subcontract, not previously consented to by Buyer.

15        SPECIAL TOOLING.  If special tooling used in the performance of this purchase order has been charged to this order, or to this order and other orders placed by the Buyer, title to such special tooling shall vest in the Buyer, at the option of the Buyer. Such tooling is to be used only in the performance of such Purchase Orders unless otherwise approved by Buyer.
     The Seller agrees that it will follow normal industrial practice in the identification and maintenance of property control records on all such tooling, and will make such records available for inspection by the Buyer at all reasonable times. After the termination or completion of such Order(s) and upon the request of the Buyer, the Seller shall furnish a list of such tooling in the form requested and shall make such tooling available for disposition by the Buyer.

16        APPLICABLE LAW.  This purchase order shall be governed by and enforced in accordance with California law as applied to contracts entered into in California by California residents to be performed entirely within the State of California.

17. EXCUSABLE DELAYS. The Seller shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Seller and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Seller shall notify the Buyer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Buyer of the cessation of such occurrence.

18. DISPUTES. The parties shall attempt to resolve all disputes and disagreements arising under or relating to this Agreement through negotiation. If the parties are not able to reach a resolution after reasonable, good faith efforts, the matter (excluding claims under Article 13, Patent Indemnity) shall be referred to mediation, before and as a condition precedent to the initiation of any adjudicative action or proceeding. In the event that such dispute or disagreement is not resolved through mediation, then it shall be submitted to arbitration upon the request of one party after the service of that request on the other party. Pending resolution of any such dispute, Seller shall diligently perform all work called for by this Agreement.

                                   EXHIBIT C:
                            SCHEDULE FOR DEVELOPMENT

------- ------------ ------------ ---------------- ---------------- ---------------- -------------- ----------------- -------------

 TYPE                   SPEC'S*        ALPHA       ALPHA        ALPHA         ALPHA            BETA           BETA        BETA
(GHZ)                   (SCD'S)        XCVR        SYNTH        FILTER        ODU           MODULE TEST       ODU         SYSTEM
                                      MODULE       MODULE       MODULE        TEST                            TEST        TEST
------- ------------ ------------ ------------- ------------ ------------- ------------- ----------------- ----------- ------------
 [*]                    [*]           [*]          [*]          [*]           [*]               [*]           [*]         [*]
        RESPONSIBLE:    [*]           [*]          [*]          [*]           [*]               [*]           [*]         [*]
         BY (DATE):
------- ------------ ------------ ------------- ------------ ------------- ------------- ----------------- ----------- ------------
 [*]                    [*]           [*]          [*]          [*]           [*]               [*]           [*]         [*]
        RESPONSIBLE:    [*]           [*]          [*]          [*]           [*]               [*]           [*]         [*]
         BY (DATE):
------- ------------ ------------ ------------- ------------ ------------- ------------- ----------------- ----------- ------------
 [*]                    [*]           [*]          [*]          [*]           [*]               [*]           [*]         [*]
        RESPONSIBLE:    [*]           [*]          [*]          [*]           [*]               [*]           [*]         [*]
         BY (DATE):
------- ------------ ------------ ------------- ------------ ------------- ------------- ----------------- ----------- ------------
 [*]                    [*]           [*]          [*]          [*]           [*]               [*]           [*]         [*]
        RESPONSIBLE:    [*]           [*]          [*]          [*]           [*]               [*]           [*]         [*]
         BY (DATE):
------- ------------ ------------ ------------- ------------ ------------- ------------- ----------------- ----------- ------------
 [*]                    [*]           [*]          [*]          [*]           [*]               [*]           [*]         [*]
        RESPONSIBLE:    [*]           [*]          [*]          [*]           [*]               [*]           [*]         [*]
         BY (DATE):
------- ------------ ------------ ------------- ------------ ------------- ------------- ----------------- ----------- ------------

* THE DATES IN THE SPEC'S COLUMN MEANS COMPLETION OF ALL REQUIRED SPECIFICATIONS FOR THE RESPECTIVE FREQUENCY BAND BY THE DATE GIVEN.
NOTE:    ALL DATES SHOWN ABOVE ARE COMPLETION DATES FOR EACH OF THE RESPECTIVE
         PHASES

1) [*] GHz schedule is contingent upon receipt of al beta material and documentation.
2) [*] GHz alpha synthesizers contingent upon delivery of DMC design documentation, MSD and demonstration of a [*] GHz beta unit.

3) All REMEC dates indicated on the above schedule are contingent upon receipt of DMC documentation on the dates indicated.



--------------------------------------------------------------------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.
sf-602617                              12

                                   EXHIBIT D:


[*] GHZ BETA PRICING:


    QTY           ODU UNIT PRICE
    ---           --------------
    [*]                   $[*]

                    TOTAL $[*]
                    -------


ALPHA, BETA AND PRODUCTION UNIT PRICING
---------------------------------------

For [*], [*], [*], [*], and [*] GHz ODU product


TYPE                       ODU QUANTITY                       PRICE
-------------------------------------------------------------------
Protected ODU                < [*]                           $[*] )
                                                                  )   Total =[*] transceivers
Unprotected ODU              < [*]                           $[*] )




Protected ODU                > [*]       < [*]               $[*] )
                             -           -                        )   Total =[*]transceivers
Unprotected ODU              > [*]       < [*]               $[*] )
                             -           -

A reduction in quantities will result in a price increase based on a [*]% cost reduction curve (CRC). Increased quantities above those listed in either category will result in a reduction in price based on a [*]% CRC.

All prices are based on a product mix of [*]% [*]/[*]/[*] GHz and [*]% [*]/[*] /[*]/[*] GHz. A mix of greater than [*]% in the [*]/[*]/[*]/[*] GHz. will result in a price increase based a [*]% higher cost for the [*]/[*]/[*]/[*] GHz product. An increase greater than the [*]% product mix for the [*]/[*]/[*] GHz product will result in a price reduction using the same [*]% ratio.


--------------------------------------------------------------------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.
sf-602617                              13

                                    EXHIBIT E

                         TERMINATION LIABILITY SCHEDULE

---------------------------------------------------------------------------------------------
                        [*]             [*]            [*]            [*]            [*]
---------------------------------------------------------------------------------------------
 [*] Days after        $[*]            $[*]           $[*]           $[*]           $[*]
 receipt of SCD
      (PDR)
---------------------------------------------------------------------------------------------
  Completion of        $[*]            $[*]           $[*]           $[*]           $[*]
Alpha Phase (CDR)
---------------------------------------------------------------------------------------------

Notes:

1. The above figures are additive at the Completion of the Alpha/Beta Phase 2. The above figures represent termination liability per frequency band
3. [*] Days after receipt of SCD means from turn-on of the respective frequency band with the first modular or ODU Level SCD
4. Coverage includes [*] months of Long Lead material based upon a [*]% [*]/[*]/[*] GHz frequency band and [*]% [*]/[*]/[*] & [*] GHz frequency band split



--------------------------------------------------------------------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.
sf-602617                              14

                                 EXHIBIT F
                        Long Lead Material [*] GHz

----------------------------------------------------------------------------------------------------------------------
    ASSY #              COMPONENT                        DESCRIPTION                     QTY            LEAD
----------------------------------------------------------------------------------------------------------------------
                                                                                         PER            TIME
----------------------------------------------------------------------------------------------------------------------
[*]                  [*]                         [*]                                     1         [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     2         [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     8         [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     5           [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     1           [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     2         [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     2         [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     4         NC/NR- [*]-WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     2         [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
[*]                  [*]                         [*]                                     2           [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     8         NC/NR-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     2         [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
[*]                  [*]                         [*]                                     1           [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     1           [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     3           [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     8         [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     3         [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     1         [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     4           [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     2           [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                         [*]                                     1           [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.
sf-602617                              15

----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1         [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1         [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1         [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1         [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1         [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       4          [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1        [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       4        [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
[*]                  [*]                       [*]                                       1          [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1          [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       2        [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1        [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1          [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       2          [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1          [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
[*]                  [*]                       [*]                                       1        [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1        [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
[*]                  [*]                       [*]                                       1        [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1        [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
[*]                  [*]                       [*]                                       1          [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1          [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1          [*] WEEKS
----------------------------------------------------------------------------------------------------------------------
[*]                  [*]                       [*]                                       1        [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------
                     [*]                       [*]                                       1        [*]-[*] WEEKS
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[*] Omitted pursuant to a confidential treatment request. The material has been filed separately with the Securities and Exchange Commission.
sf-602617                              16